Q2’25 Earnings August 7, 2025

Disclaimer Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential”, “guidance”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; a future pandemic or health epidemic; the impact from tariffs; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow, and Adjusted Unlevered Free Cash Flow and net debt as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in this document. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted EBITDA margin, Revenues net of pass-through costs, Net Debt, Adjusted Unlevered Free Cash Flow and Adjusted Unlevered Free Cash Flow, and net debt as a percentage of LTM Adjusted EBITDA from Continuing and Discontinued Operations provides an additional tool for investors to use in evaluating ongoing operating results, trends, and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock-based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) COVID-19 benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments, and (xviii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA Margin means Adjusted EBITDA divided by total Revenues and Revenues net of pass-through costs. Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock-based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) COVID-19 benefits received, (xii) costs associated with (recovery from) the Take 5 Matter, (xiii) EBITDA for economic interests in investments, and (xiii) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment. Adjusted EBITDA Margin with respect to the applicable segment means Adjusted EBITDA by Segment divided by total Segment Revenues and Revenues net of pass-through costs.  Revenues net of pass-through costs and Revenues net of pass-through costs by segment means revenues less pass-through costs that are paid by Advantage's clients, including media, product samples, retailer fees, and other marketing and production costs. Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash, cash equivalents, and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment. Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property, equipment, and software as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) costs associated with (recovery from) the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Q2’25: Sequential Improvement; Advancing Transformation Solid progress resolving Q1’25 staffing shortfall, enabling year-over-year Adjusted EBITDA growth for Experiential and Retailer Services Soft operating environment for clients was a headwind for Branded Services Adjusted EBITDA decline can be largely attributed to the aforementioned prior year client loss Continued investment behind shared services to support transformation Expect improved H2’25 performance and cash generation Revenues(1) -2% YOY $736M Adjusted EBITDA(2) -4% YOY $86M Adjusted Unlevered Free Cash Flow(3) $57M Net Leverage Ratio(3) 4.6x (1) From continuing operations excluding pass-through costs (2) Reflects Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) from continuing operations, which is a non-GAAP measure (3) Reflects Adjusted Unlevered Free Cash Flow from continuing and discontinued operations, which is a non-GAAP measure The Appendix has a reconciliation of non-GAAP measures to the most directly comparable GAAP measure 3

Select Services Are Well-Positioned to Address Needs

~40%

Potential Lost Sales at Retail
(Product not available)

Branded and Retailer Merchandising

Ensure product availability by filling 6M+ product out-of-stocks and correcting 25M+ distribution voids in the last 12 months(1)

~65%

Tariff Impact on Sourcing Strategies
(supply chain evolution)

Supply Chain

Navigate retail distribution complexities with full-service logistics, including access to 70+ fulfillment centers for timely delivery to every U.S. zip code

~40%

Shoppers Select a Retailer for Its Loyalty Program
(in search of value)

Product Sampling

Expert live shopper engagement proven to build product loyalty that can drive sales by double-digits weeks after sampling(2)

~85%

Retailers Prioritizing Private Brands
(response to channel mix shift)

Private Brand

End-to-end capabilities with access to over 6,000 supplier partners

Advantage Solutions

Source: Over 8,000 consumer participants and ~80 CPG/retailer clients surveyed through ADV - SMART Market Research, ADV 2025 Shopper Study, April 2025, and ADV Sales Retailer Outlook Study Spring 2025
(1) Product out-of-stock and distribution void data are from Advantage Retail Reporting L52W as of June 30, 2025
(2) Product sampling sales lift statistic is from a NielsenIQ/GfK study for three products in over 80 stores across more than 30,000 static households during 26 weeks in 2023 and 2024. The results showed at least a double-digit sales lift 26 weeks after sampling
Distribution voids are items not on the shelf and don't have a tag but should be in the planogram

4

Business Segment Updates

Branded Services

- Market headwinds and client investment reductions negatively impacted brokerage and omni-commerce marketing services
- Financial results affected by a client loss in H2'24 that will be largely lapped in Q3'25
- Expect improved H2'25 performance from:
  - Previous new business wins
  - Leveraging new capabilities
  - Streamlined operations

Experiential Services

- Improved staffing levels and solid execution of a greater number of events led to year-over-year growth
- Events per day grew 1%, and were up 5%, excluding a client loss, compared to the prior year; the execution rate was ~93%
- Demand signals remain favorable in the upcoming peak season period

Retailer Services

- Staffing recovery and increased project activity, including a pull forward from Q3'25, led to growth versus the prior year
- Client demand remains favorable for merchandising services
- Expect a difficult Q3'25 due to project timing and discreet year-over-year comparison factors, but a more favorable comparison in Q4'25

H2'25: Expect improved business performance, reduction in shared services costs, and stronger cash generation

Advantage Solutions

5

Yielding operational savings while raising the standard for high-quality services for clients and customers On Pace to Establish Foundational Systems by 2026 New IT Systems Modernizing Technology AI Initiatives Vast majority of the business is on the new ERP system Modernizing cybersecurity, cloud migration, and data lake for advanced analytics Rationalizing duplicative and outdated systems over the next few years Product image recognition Shelf-level intelligence Scaling enhanced data-lake powered analytics and dashboards for unique and tactical insights Investing in Pulse™ - an AI-enabled decision analytics engine for enhanced insights Contract management, routing merchandisers, HR workflow, sales tools, and data analysis Potential partnerships and vendor relationships to build AI platforms and applications on a larger scale 6 Modernizing systems for increased speed, accuracy, and deeper insights Equipping teammates with the right tools to drive efficiency and capitalize on growth opportunities Enabling competitive differentiation and improve productivity

Improving how Advantage assigns and deploys talent in 85,000+ retail stores Targeting a 30%+ uplift in availability of hours for teammates Advancing Workforce Optimization Strategies Enhance Teammate Experience Increase teammate retention and help build long-term careers at Advantage Benefits can include additional efficiencies related to talent acquisition, training, and development Optimize Operating Structure Scaling and refining the pilot program for increased labor utilization and improved teammate experience Preparing for the broad-scale rollout of a centralized labor management model starting in 2026 Leverage Technology Optimize workforce management for greater speed and agility Piloting AI-assisted shared staffing capability 7

Anticipate Revenues and Adjusted EBITDA to be down low single digits to flat versus the prior year, in line with prior expectations Incorporated market conditions against expectations for investments and improved operational execution in H2’25 2025 Guidance Expect cash generation in H2’25 above normalized levels Lower than planned capital spending in 2025 Adjusted Free Cash Flow conversion >50% of Adjusted EBITDA with potential upside due to improved working capital management Cash Flow Continued soft environment in the broader consumer market Talented team is navigating the market uncertainty Committed to being an industry-leading, technology-driven, and cost-leading service provider Macro Environment 8 Reaffirming 2025 Outlook Transformation initiatives are positioning Advantage well for long-term earnings power and cash generation

Sequential improvement versus Q1’25 Largely addressed prior period staffing shortfall, resulting in year-over-year Adjusted EBITDA growth for Experiential and Retailer Services Adjusted EBITDA negatively affected by a client loss in Branded Services and increased shared services spend Expect to largely lap the prior year client loss in Q3’25 and realize a year-over-year decline in shared services costs in H2’25 Recovery in Staffing Levels Improved Performance Revenues and Adjusted EBITDA margins exclude pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding $873.7 $873.4 0% (4)% Revenues Net of Pass-Through Costs Pass-Through Costs Highlights TOTAL ADVANTAGE 9 (2)%(1) Revenues (Continuing Operations) $ in millions Y/Y growth % margin(1) $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations)

Revenues and Adjusted EBITDA margins exclude pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding (21)% (8)% % margin(1) CPG Softness and Client Loss Impacted Performance Highlights $ in millions Y/Y growth Adjusted EBITDA (Continuing Operations) BRANDED SERVICES $295.2 $322.3 $ in millions Y/Y growth 10 Revenues (Continuing Operations) Brokerage and omni-commerce marketing services faced headwinds as clients continue to manage costs A client loss in H2’24 accounted for more than one third of the Adjusted EBITDA decline, and is expected to be largely lapped in Q3’25 Expanding use of enhanced data analytics and next-generation selling model; new business pipeline remains healthy Anticipate Revenues will start moving towards stabilization by the end of this year and into early 2026 Revenues Net of Pass-Through Costs Pass-Through Costs (10)%(1)

Revenues and adjusted EBITDA margins exclude pass-through costs Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding +6%(1) +14% +9% % margin(1) Achieved Growth with Continued Favorable Demand Adjusted EBITDA (Continuing Operations) $347.7 $319.5 $ in millions Y/Y growth $ in millions Y/Y growth 11 EXPERIENTIAL SERVICES Highlights Revenues (Continuing Operations) Recovery from staffing shortfall in Q1’25 drove growth versus prior year Events per day (EPD) up 7% versus Q1’25 and up 1% versus the prior year EPD increased 5% year-over-year, excluding a client loss in H2’24 Execution rate was ~93%, in line with Q1’25, but with a greater number of events Favorable demand signals in the upcoming peak season Revenues Net of Pass-Through Costs Pass-Through Costs

Adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, Amortization, and non-recurring items) is a non-GAAP financial measure See the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures Totals may not add due to rounding +8% (0)% % margin Growth From Increased Staffing and Project Activity Adjusted EBITDA (Continuing Operations) 12 $ in millions Y/Y growth $ in millions Y/Y growth RETAILER SERVICES Highlights Revenues (Continuing Operations) Effectively resolved prior quarter staffing shortfall Increased merchandising activity and an uptick in project work, including a pull forward from Q3’25, led to Adjusted EBITDA growth versus the prior year Softness in advisory and agency services due to continued unfavorable channel mix Demand signals in H2’25 remain favorable for merchandising services However, expect a difficult Q3’25 due to project timing and discreet year-over-year comparison factors, but a more favorable comparison in Q4’25

Healthy Balance Sheet and Liquidity Position

As of June 30, 2025

Net Debt Overview

$ in millions	Maturity	Rate	Outstanding
First Lien Term Loan	2027	S+4.25%(2)	$1,099
Senior Secured Notes	2028	6.50%	595
Total Gross Debt			**$1,694**
Less: Cash and Cash Equivalents			(103)
Total Net Debt(1)			**$1,592**

Maturity Schedule



$ in millions
$1,499(3)
$400
$1,099
$595
2027E
2028E

4.6x Net Debt / LTM Adj. EBITDA; ~76% hedged / fixed
(inclusive of discontinued operations)

$400M of gross availability under credit facility
(no meaningful maturities until Q4'27)

(1) Net debt is a non-GAAP financial measure. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto
(2) First Lien Term Loan rate subject to 0.75% SOFR floor plus 0.26% SOFR spread. In April 2024, the Company's Term Loan Facility was amended to reduce the applicable interest rate margin on the term loan by 0.25% (a) from 4.50% to 4.25% for SOFR loans or (b) from 3.50% to 3.25% for base rate loans
(3) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,099M obligation in 2027E maturity as of 06/30/25, $454M of Revolving Credit borrowing capacity was reduced by $53.7M due to outstanding letters of credit.

Advantage Solutions
13

Working Capital Needs and Capex Impacted Cash Capital Allocation Actions No debt or share repurchases in Q2’25 $103M of cash as of June 30, 2025 Received $22.5M in proceeds on July 31st related to the first of two deferred purchase price installments for Jun Group Capex and Adjusted Unlevered FCF Q2’25 Capex from continuing operations was ~$2M Timing of transformation investments, including a significant under-capitalization of labor Q2’25 Adjusted Unlevered FCF was a ~$57M source of cash, and cash conversion was 66% Expect DSOs to decrease over the balance of the year from elevated levels in H1’25 14

Reaffirming 2025 Guidance Incorporated market conditions against expectations for investments and improved operational execution in H2’25 $ in millions, unless otherwise noted 2025 Guidance Revenues Down Low Single Digits to Flat Adjusted EBITDA Down Low Single Digits to Flat Adjusted UFCF Conversion >50% of Adjusted EBITDA Net Interest Expense $140 - $150 Capex $50 - $60 (Prior guidance $65 to $75) 2025 revenue outlook excludes pass-through costs 2025 guidance compares to 2024 on a continuing operations basis Adjusted unlevered free cash flow (UFCF) and net FCF conversion of adjusted EBITDA is on a continuing and discontinued operations basis See the Appendix for a reconciliation of Adjusted EBITDA and Adjusted UFCF non-GAAP financial measures to the most comparable GAAP measure 15 Long-term Net Leverage Target: <3.5x 2025 Commentary Improved performance expected in H2’25 Working towards stabilization in Branded Services Peak season for Experiential Services Expect a difficult Q3’25 for Retailer Services, but a more favorable comparison in Q4’25 Expect improved cash generation in H2’25 Full-year restructuring and reorganization costs to decline by ~50% Cash conversion north of normalized levels, excl. ~$45M year-end payroll shift Net leverage ratio is expected to taper from Q2’25 levels over the balance of the year

Anticipated H2’25 Free Cash Flow Conversion (% of EBITDA) Expect H2’25 Cash to Trend Above Normalized Levels Full-year guidance includes improved Adjusted EBITDA performance versus H1’25 Capex reduction versus prior guidance NWC to be a source of cash due to planned reduction in DSO from current levels, excl. year-end payroll timing shift Substantial reduction in restructuring and reorganization costs associated with the transformation initiatives Expectations ~100% >30% Excludes ~$45M one-time year-end payroll timing shift in NWC Moving Forward: Expect 25%+ net FCF conversion (percent of Adjusted EBITDA on an annualized basis) 16 NWC=Net Working Capital The graph above is illustrative and not to scale

Appendix 17

Net Loss to Adjusted EBITDA from Continuing Operations and Discontinued Operations Non-GAAP Reconciliation (1/8) 18

Branded Services Segment Operating Loss to Adjusted EBITDA Non-GAAP Reconciliation (2/8) 19

Experiential Services Segment Operating Loss to Adjusted EBITDA Non-GAAP Reconciliation (3/8) 20

Retailer Services Segment Operating Income/(Loss) to Adjusted EBITDA Non-GAAP Reconciliation (4/8) 21

Revenues to Revenues Net of Pass-Through Costs Non-GAAP Reconciliation (5/8) 22

Adjusted Unlevered Free Cash Flow Non-GAAP Reconciliation (6/8) 23

LTM Adjusted EBITDA, Net Debt and Net Debt to Adjusted EBITDA Ratio Non-GAAP Reconciliation (7/8) 24

Footnotes Non-GAAP Reconciliation (8/8) 25 (a) Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.   (b) Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of the sponsors of the Company.   (c)   Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods. (d)   Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities. (e)     Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives. (f) Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.   (g) Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities. (h) Represents benefits received from government grants for COVID-19 relief.         (i)   Represents costs associated with collection and remediation activities related to the Take 5 Matter, primarily professional fees and other related costs. (j)     Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. (k) Represents cash paid for fees and costs associated with activities related to our acquisitions, divestitures and reorganization activities including professional fees, due diligence, and integration activities.   (l)   Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives. (m)   Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs. (n) Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.     (o)   Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.